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                        FIRST AMENDMENT TO
               CONTRACT FOR ALASKA ACCESS SERVICES


     This FIRST AMENDMENT to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 7th day of August, 1996, between GENERAL COMMUNICATION, INC. ("GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781, and SPRINT COMMUNICATIONS COMPANY L.P., a Delaware
Limited Partnership, ("Sprint") with offices located at 3100 Cumberland Circle, Atlanta, Georgia 30339.

WHEREAS, GCI and Sprint entered into a Contract For Alaska Access
Services, effective as of July 1, 1993, and

WHEREAS, GCI and Sprint desire to amend the Contract,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:

1. Paragraph 2.B.(2) of the Contract shall be deleted and the following inserted in its place:

     (2)  SPRINT SOUTHBOUND TRAFFIC.  Sprint Southbound Traffic
          (except for Sprint Alaska Originated Traffic) shall be charged at the following rates per minute in the appropriate periods:


                 Date                    Rate in Dollars
                 ----                    ---------------
          January 1, 1996                     .17
          June 1, 1996                        .164
          January 1, 1997                     .159
          January 1, 1998                     .154
          January 1, 1999 and thereafter      .149


     There shall be no time of day discount. GCI shall pay the Alaska exchange access and the Alascom interexchange charges for Sprint Southbound Traffic. Any query charges associated with the routing of sprint southbound Traffic, due to FCC Docket #86-10, will be passed on to Sprint.

2. Paragraph 3 of the Contract shall be deleted and the following inserted in its place:




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     3.   TERM.  Except for Sprint Alaska Originated Traffic,
          services provided pursuant to Section 2.A shall be a term of three (3) years beginning July 1, 1996 and ending June 30, 1999. The term shall be automatically extended for two (2) one (1) year periods through and including June 30, 2001 unless either party elects to cancel the renewal periods by giving written notice of non-renewal at least 180 days prior to the commencement of any renewal term.


3. All other terms and conditions of the contract remain unchanged by this Amendment and are in full force and effect.

4.   This Amendment will be effective on July 1, 1996.

5. This Amendment together with the Contract is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment of the date indicated below.

SPRINT COMMUNICATIONS             GENERAL COMMUNICATION, INC.
COMPANY

--------------------------       ----------------------------
Authorized Signature             Authorized Signature


--------------------------       ----------------------------
Print Name and Title             Print Name and Title


--------------------------       ----------------------------
Date                             Date





                          CGI CONFIDENTIAL
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